SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 4, 2005

                            Merrill Lynch & Co., Inc.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                  1-7182                          13-2740599
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     (State or other             (Commission                (I.R.S. Employer
     jurisdiction of             File Number)               Identification No.)
     incorporation)


4 World Financial Center, New York, New York   10080
----------------------------------------------------

           (Address of principal executive offices)    (Zip Code)
 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------

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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events
            ------------

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-109802) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank, N.A. (as so amended, the "Indenture"). The Company shall issue $149,050,000 aggregate principal amount of PROtected Covered Call EnhancED Income NoteS(SM) Linked to the Select 30 PROCEEDS Index, Series 2 due February 4, 2010 under the
Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

                                            EXHIBITS

                  (4) Instruments defining the rights of security holders, including indentures.

                                            Form of Merrill Lynch & Co., Inc.'s
                                            PROtected Covered Call EnhancED
                                            Income NoteS(SM) Linked to the
                                            Select 30 PROCEEDS Index, Series 2
                                            due February 4, 2010.

                  (5) & (23)                Opinion re: legality; consent of
                                            counsel.

                                            Opinion of Sidley Austin Brown &
                                            Wood LLP relating to the PROtected
                                            Covered Call EnhancED Income
                                            NoteS(SM) Linked to the Select 30
                                            PROCEEDS Index, Series 2 due
                                            February 4, 2010 (including consent
                                            for inclusion of such opinion in
                                            this report and in Merrill Lynch &
                                            Co., Inc.'s Registration Statement
                                            relating to such Securities).


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


                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   MERRILL LYNCH & CO., INC.
                                   -------------------------
                                         (Registrant)


                                   By:     /s/ John Laws
                                      ---------------------------------------
                                                     John Laws
                                                Assistant Treasurer


Date: February 4, 2005


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








                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549














                            MERRILL LYNCH & CO., INC.












                          EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED FEBRUARY 4, 2005











                                                 Commission File Number 1-7182

                                  Exhibit Index


Exhibit No.              Description                                      Page
-----------              -----------                                      ----

(4) Instruments defining the rights of security holders, including indentures.

                                    Form of Merrill Lynch & Co., Inc.'s
                                    PROtected Covered Call EnhancED Income
                                    NoteS(SM) Linked to the Select 30 PROCEEDS
                                    Index, Series 2 due February 4, 2010.

(5) & (23)               Opinion re:  legality; consent of counsel.

                                    Opinion of Sidley Austin Brown & Wood LLP relating to the PROtected Covered Call EnhancED Income NoteS(SM) Linked to the Select 30 PROCEEDS Index, Series 2 due February 4, 2010 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).



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